UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2024

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida	32224
(Address of principal executive offices)	(Zip Code)

(904) 398-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LSTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Landstar System, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) on May 7, 2024. A total of 33,852,294 shares, or approximately 95% of the common stock issued and outstanding as of the record date, was represented in person or by proxy. The matters voted upon by the Company’s stockholders (the “Stockholders”) at the 2024 Annual Meeting included: (i) the election of six Directors whose terms will expire at the 2025 annual meeting of stockholders (the “2025 Annual Meeting”); (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2024; and (iii) an advisory vote on the Company’s 2023 executive compensation.

(1) Election of Directors. At the meeting, David G. Bannister, James L. Liang, Frank A. Lonegro, Anthony J. Orlando, George P. Scanlon and Teresa L. White were each elected by the Stockholders to serve a new term as a Director on the Board, with such term to expire at the 2025 Annual Meeting. The votes cast with respect to Mr. Bannister, Mr. Liang, Mr. Lonegro, Mr. Orlando, Mr. Scanlon and Ms. White were as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
David G. Bannister	31,293,378	1,537,602	48,622	972,692
James L. Liang	32,431,123	407,695	40,784	972,692
Frank A. Lonegro	32,118,022	713,564	48,016	972,692
Anthony J. Orlando	32,393,841	444,967	40,794	972,692
George P. Scanlon	32,434,995	403,813	40,794	972,692
Teresa L. White	32,432,611	406,311	40,680	972,692

(2) Ratification of Appointment of KPMG LLP. At the meeting, the Stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2024. This proposal received 33,282,605 affirmative votes and 529,655 negative votes. There were 40,034 abstentions with respect to this proposal.

(3) Advisory Vote on Executive Compensation. At the meeting, the Stockholders voted to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executives, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2023 Summary Compensation Table and the other related tables and disclosure.”

This proposal received 31,432,273 affirmative votes and 1,385,859 negative votes. There were 61,470 abstentions and 972,692 broker non-votes with respect to this proposal.

The meeting was then adjourned.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR SYSTEM, INC.

Date: May 7, 2024	By:	/s/ Michael K. Kneller
	Name:	Michael K. Kneller
	Title:	Vice President, General Counsel and Secretary